Exhibit 23

                             ARTHUR ANDERSEN LLP



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To HUBCO, Inc.

As independent public accountants, we hereby consent to the incorporation by reference in this Current Report on Form 8-K/A of our report dated January 12, 1995 on the financial statements of Urban National Bank included in HUBCO's 1995 Proxy Statement.



                                                           ARTHUR ANDERSEN LLP



Roseland, New Jersey
September 13, 1995